UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        September 14, 2009 (September 9, 2009)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     913-661-1500

Ferrellgas Partners Finance Corp.

 (Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     913-661-1500

Ferrellgas, L.P.

 (Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     913-661-1500

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     913-661-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Offering

On September 9, 2009, Ferrellgas, L.P. (“Ferrellgas”) and Ferrellgas Finance Corp. (“Ferrellgas Finance” and together with Ferrellgas, collectively, the “Issuers”) agreed to offer for sale $300 million aggregate principal amount of the Issuers’ 9.125% senior unsecured notes due 2017 (the “2017 Notes”) in a private transaction that is not subject to the registration requirements of the Securities Act pursuant to a purchase agreement among themselves and the initial purchasers named therein.  The offering closed on September 14, 2009.  The Issuers intend to use the net proceeds from the offering of the 2017 Notes to prepay their outstanding $82 million of 7.24% Senior Notes, Series D, due August 1, 2010 and its $70 million of 7.42% Senior Notes, Series E, due August 1, 2013 and to reduce outstanding indebtedness under its senior unsecured revolving credit facility.

Indenture

The 2017 Notes were issued pursuant to an indenture dated September 14, 2009 among the Issuers and U.S. Bank National Association, as trustee (the “Indenture”).  The 2017 Notes will mature on October 1, 2017, and interest on the 2017 Notes is payable semi-annually in cash in arrears on April 1 and October 1 of each year, commencing on April 1, 2010. The 2017 Notes will be the Issuers’ general unsecured senior obligations.  The 2017 Notes will be effectively junior to all of the Issuers’ future senior secured indebtedness, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future indebtedness and obligations of any of the Issuers’ subsidiaries.

Registration Rights Agreement

In connection with the issuance and sale of the 2017 Notes, the Issuers entered into a Registration Rights Agreement dated September 14, 2009 (the “Registration Rights Agreement”) with the initial purchasers named therein. Under the Registration Rights Agreement, the Issuers will (1) use their reasonable best efforts to consummate an exchange offer within 300 days from September 14, 2009 by filing a registration statement; and (2) if required, have a shelf registration statement declared effective with the SEC with respect to resales of the 2017 Notes. If the Issuers fail to satisfy these obligations on a timely basis, the issuers will be required to pay additional interest to holders of the 2017 Notes.

The descriptions set forth above in Item 2.03 are qualified in their entirety by the Indenture and the Registration Rights Agreement, which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2 respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On Monday, September 28, 2009, Ferrellgas Partners, L.P. will report earnings for its fiscal 2009 year ended July 31, 2009. Steve Wambold, Chief Operating Officer and President, will conduct a live teleconference on the Internet at http://www.videonewswire.com/event.asp?id=62055. The live webcast of the teleconference will begin at 10:00 a.m. Eastern Time.

Item 8.01 Other Events.

On September 14, 2009, the Issuers issued a press release announcing the closing of the offering of the 2017 Notes. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

4.1  Indenture dated September 14, 2009, among Ferrellgas, L.P., Ferrellgas Finance Corp. and U.S. Bank National Association, as trustee.

4.2  Registration Rights Agreement dated September 14, 2009, among Ferrellgas, L.P., Ferrellgas Finance Corp. and the initial purchasers named therein.

99.1 Press Release of the Issuers dated September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

September 14, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

September 14, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

September 14, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

September 14, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director